PROMISSORY NOTE

$4,000,000.00 November 14, 2019

FOR VALUE RECEIVED, **SPRINGLAKE MHP LLC**, a Georgia limited liability company (the "Borrower"), promises to pay to the order of **SUNTRUST BANK**, a Georgia banking corporation (together with its successors and assigns, the "Lender"), having an address of 303 Peachtree Street NE, Atlanta, Georgia 30308, the principal sum of up to Four Million and No/100 Dollars ($4,000,000.00) (the "Principal Sum"), or so much thereof as may be advanced to or for the account of Borrower pursuant to the terms and conditions of the Loan Agreement (as hereinafter defined), together with interest at a rate per annum as provided in the Loan Agreement, on the dates and in the amounts provided in the Loan Agreement.

Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in that certain Loan Agreement dated as of even date herewith (as amended, modified, renewed, replaced, supplemented, or restated from time to time, the "Loan Agreement"), by and between Borrower and Lender.

Borrower promises to pay interest on the unpaid principal amount of this Promissory Note (this "Note") from time to time on the dates and at the rate or rates provided for in the Loan Agreement, all in accordance with the terms and conditions of the Loan Agreement, which terms and conditions are incorporated herein. The entire outstanding unpaid principal amount of this Note, together with all accrued unpaid interest thereon and all other Obligations (as defined in the Loan Agreement), shall be due and payable in full on November 14, 2021, as such date may be extended in accordance with the terms of the Loan Agreement (the "Maturity Date"). Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof, shall bear interest at a rate per annum as provided in the Loan Agreement. All payments of principal and interest shall be made to Lender in lawful money of the United States in immediately available funds at the office of Lender as set forth in the Loan Agreement (or in accordance with written notice from Lender to Borrower).

All advances made by Lender, the maturity thereof, the interest rates from time to time applicable thereto, and all repayments of the principal thereof, shall be recorded by Lender and, prior to any transfer hereof, endorsed by Lender on a schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of Lender to make, or any error of Lender in making, any such recordation or endorsement shall not affect the obligations of Borrower hereunder or under the Loan Agreement.

This Note is the "Note" referenced in the Loan Agreement. Reference is made to the Loan Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the Maturity Date of this Note, the terms of which are incorporated by reference in this Note. In case an Event of Default shall occur and be continuing, the entire unpaid principal amount of this Note, and all of the unpaid interest accrued thereon, may become or be declared due and payable in the manner and with the effect provided in the Loan Agreement.

This Note is secured by, among other things, the Security Instrument (as defined in the Loan Agreement) from Borrower to Lender, conveying Borrower's interest in certain real estate situated in Warner Robins, Georgia, more particularly described in ***Exhibit A*** of the Security Instrument, and all other property, real and personal, more particularly described in the Security Instrument.

Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Loan Agreement. Without limiting the generality of the foregoing, the acceptance by Lender from time to time of any payment under this Note which is past due or which is less than the payment in full of all amounts due and payable at the time of such payment, shall not (i) constitute a waiver of or impair or extinguish the right of Lender to accelerate the maturity of this Note or to exercise any other right or remedy at the time or at any subsequent time, or nullify any

prior exercise of any such right or remedy, or (ii) constitute a waiver of the requirement of punctual payment and performance or a novation in any respect.

The terms of this Note and of the other Loan Documents shall bind and inure to the benefit of the heirs, devisees, representatives, successors and assigns of the parties. The foregoing sentence shall not be construed to permit Borrower to assign the Loan without the prior written consent of Lender. As further provided in the Loan Agreement, Lender may, at any time, sell, transfer, or assign all or a portion of its interest in this Note and the other Loan Documents, subject to the terms of the Loan Agreement.

Time is of the essence with respect to Borrower's obligations under this Note. If more than one person or entity executes this Note as Borrower, all of said parties shall be jointly and severally liable for payment of the indebtedness evidenced hereby. A determination that any provision of this Note is unenforceable or invalid shall not affect the enforceability or validity of any other provision and the determination that the application of any provision of this Note to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to other persons or circumstances. This Note may not be amended except in a writing specifically intended for such purpose and executed by the party against whom enforcement of the amendment is sought. Any notice, request, or demand to or upon Borrower or Lender shall be deemed to have been properly given or made when delivered in accordance with the Loan Agreement.

The agreements made by Borrower with respect to this Note and the other Loan Documents are expressly limited so that in no event shall the amount of interest received, charged or contracted for by Lender exceed the highest lawful amount of interest permissible under the laws applicable to the Loan. If at any time performance of any provision of this Note or the other Loan Documents results in the highest lawful rate of interest permissible under applicable laws being exceeded, then the amount of interest received, charged or contracted for by Lender shall automatically, and without further action by any party, be deemed to have been reduced to the highest lawful amount of interest then permissible under applicable laws. If Lender shall ever receive, charge or contract for, as interest, an amount which is unlawful, at Lender's election, the amount of unlawful interest shall be refunded to Borrower (if actually paid) or applied to reduce the then unpaid balance of the Loan. To the fullest extent permitted by applicable laws, any amounts contracted for, charged or received under the Loan Documents included for the purpose of determining whether the interest rate would exceed the highest lawful rate shall be calculated by allocating and spreading such interest to and over the full stated term of this Note.

Borrower agrees, in the event that this Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorney's fees actually incurred.

In the event of a conflict between this Note and the provisions of the Loan Agreement, the Loan Agreement shall control.

IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, THIS NOTE SHALL IN ALL RESPECTS BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF GEORGIA.

ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR BORROWER ARISING OUT OF OR RELATING TO THIS NOTE SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT LOCATED IN GEORGIA, AND BORROWER WAIVES ANY OBJECTIONS WHICH IT MAY NOW OR HEREAFTER HAVE BASED ON VENUE AND/OR FORUM NON CONVENIENS OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING.

TO THE EXTENT PERMITTED BY APPLICABLE LAW, BORROWER HEREBY AGREES NOT TO ELECT A TRIAL BY JURY OF ANY ISSUE TRIABLE OF RIGHT BY JURY, AND FOREVER WAIVES ANY RIGHT TO TRIAL BY JURY FULLY TO THE EXTENT THAT ANY SUCH RIGHT SHALL NOW OR HEREAFTER EXIST, WITH REGARD TO THIS NOTE OR THE OTHER LOAN DOCUMENTS, OR ANY CLAIM, COUNTERCLAIM OR OTHER ACTION ARISING IN CONNECTION THEREWITH. THIS WAIVER

OF RIGHT TO TRIAL BY JURY IS GIVEN KNOWINGLY AND VOLUNTARILY BY BORROWER AND IS INTENDED TO ENCOMPASS INDIVIDUALLY EACH INSTANCE AND EACH ISSUE AS TO WHICH THE RIGHT TO A TRIAL BY JURY WOULD OTHERWISE ACCRUE. LENDER IS HEREBY AUTHORIZED TO FILE A COPY OF THIS PARAGRAPH IN ANY PROCEEDING AS CONCLUSIVE EVIDENCE OF THIS WAIVER BY BORROWER.

[Signatures appear on the following page]

IN WITNESS WHEREOF, Borrower has caused this Note to be duly executed under seal, by its duly authorized officer as of the day and year first above written.

BORROWER:

SPRINGLAKE MHP LLC, a Georgia limited liability company

By: Manufactured Housing Properties Inc., a Nevada corporation, its Sole Member & Manager

By: ____________________
Name: Raymond M. Gee
Title: ~~President &~~ Chief Executive Officer

STATE OF North Carolina

CITY/COUNTY OF Mecklenburg, to-wit:

The foregoing instrument was acknowledged before me this 13 day of November, 2019 by Raymond M. Gee, ~~President and~~ Chief Executive Officer of Manufactured Housing Properties Inc., a Nevada corporation, the sole member and manager of Springlake MHP LLC, a Georgia limited liability company, on behalf of the limited liability company.

Notary Public ____________________

My Commission Expires: 03-15-2022

JONATHAN VISCONTI
Notary Public, North Carolina
Mecklenburg County
My Commission Expires
03-15-2022